Exhibit 10.15

          THE WARRANT REPRESENTED BY THIS CERTIFICATE AND THE SECURITIES ISSUABLE UPON EXERCISE THEREOF MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR OTHERWISE DISPOSED OF, IN WHOLE OR IN PART, UNLESS ANY SUCH TRANSACTION IS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER SAID ACT IS AVAILABLE, AND THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL TO SUCH EFFECT, WHICH OPINION IS REASONABLY SATISFACTORY TO THE COMPANY.

                    Warrant No. W05-01

AMTECH SYSTEMS, INC.
PLACEMENT AGENT WARRANT
TO PURCHASE COMMON STOCK

                              Securities Subject to Warrant to Purchase Common Stock.  Subject to the terms and conditions hereinafter set forth, Catalyst Financial LLC (the “Holder”), is entitled to purchase from Amtech Systems, Inc., an Arizona corporation (the “Company”), at any time and from time to time during the period from April 22, 2005 (the “Commencement Date”) until 5:00 p.m., Danbury, Connecticut Time, on April 21, 2010 (the “Expiration Date”), at which time this Warrant to Purchase Common Stock (the “Warrant”) shall expire and become void, an aggregate of 60,000 shares of the Company’s common stock, par value $.01 per share (the “Common Stock”), which number of shares of Common Stock is subject to adjustment from time to time, as described below, upon payment therefore of the exercise price of $4.67 per share of Common Stock in lawful funds of the United States of America, such amounts (the “Basic Exercise Price”) being subject to adjustment in the circumstances set forth herein below.  This applicable Basic Exercise Price, until such adjustment is made and thereafter as adjusted from time to time, is called the “Exercise Price.”

          1.          Exercise of Warrant.  This Warrant may be exercised in whole or in part at any time from and after the Commencement Date and on or before the Expiration Date, provided however, if such Expiration Date is a day on which Federal or State chartered banking institutions located in the State of Connecticut are authorized by law to close, then the Expiration Date shall be deemed to be the next succeeding day which shall not be such a day, by presentation and surrender to the Company at its principal office, or at the office of any transfer agent for the Warrants (“Transfer Agent”), designated by the Company, of this Warrant accompanied by the form of election to purchase on the last page hereof signed by the Holder and upon payment of the Exercise Price for the Common Stock purchased thereby, by cashier’s check or by wire transfer of immediately available funds.  If this Warrant is exercised in part only, the Company or Transfer Agent shall, promptly after presentation of this Warrant upon such exercise, execute and deliver a new Warrant, dated the date hereof, evidencing the rights of the Holder to purchase the balance of the Common Stock purchasable hereunder upon the same terms and conditions herein set forth.

          This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the Common Stock shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of shares of Common Stock issuable upon such exercise, together with cash in lieu of any fraction of a share as provided below.

          2.          Registration Rights.  Holder shall have the registration rights with respect to the Common Stock as set forth on Exhibit A.

          3.          Reservation of Common Stock.  The Company covenants that, during the period this Warrant is exercisable, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares of Common Stock to provide for the issuance of the shares of Common Stock upon the exercise of this Warrant.  This Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

          4.          No Shareholder Rights.  This Warrant, as such, shall not entitle the Holder to any rights of a shareholder of the Company, until the Holder has exercised this Warrant in accordance with Section 1 hereof.

          5.          Adjustment of Exercise Price and Number of Shares.

                      5.1          The number and kind of securities issuable upon the exercise of this Warrant shall be subject to adjustment from time to time, and the Company agrees to provide notice upon the happening of certain events, as follows:

           a.             If the Company is recapitalized through the subdivision or combination of its outstanding shares of Common Stock into a larger or smaller number of shares of Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased or reduced, as of the record date for such recapitalization, in the same proportion as the increase or decrease in the outstanding shares of Common Stock, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all of the shares of Common Stock issuable hereunder immediately after the record date for such recapitalization shall equal the aggregate amount so payable immediately before such record date.

           b.             If the Company declares a dividend on its Common Stock payable in shares of its Common Stock or securities convertible into shares of its Common Stock, the number of shares of Common Stock for which this Warrant may be exercised shall be increased as of the record date for determining which holders of Common Stock shall be entitled to receive such dividend, in proportion to the increase in the number of outstanding shares of Common Stock (and shares of Common Stock issuable upon conversion of all such securities convertible into shares of Common Stock) as a result of such dividend, and the Exercise Price shall be adjusted so that the aggregate amount payable for the purchase of all the shares of Common Stock issuable hereunder immediately after the record date for such dividend shall equal the aggregate amount so payable immediately before such record date.

           c.             If the Company effects a general distribution to holders of its Common Stock, other than as part of the Company’s dissolution or liquidation or the winding up of its affairs, of any shares of its capital stock, any evidence of indebtedness or any of its assets (other than cash, shares of Common Stock or securities convertible into shares of Common Stock), the Company shall give written notice to the Holder of any such general distribution at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before the record date.  There shall be no adjustment in the number of shares of Common Stock for which this Warrant may be exercised, or in the Exercise Price, by virtue of any such general distribution, except as otherwise provided herein.

            d.             If after the date hereof the Company offers rights or warrants (other than the Warrant) to all holders of its Common Stock which entitle them to subscribe to or purchase additional shares of Common Stock or securities convertible into shares of Common Stock, the Company shall give written notice of any such proposed offering to the Holder at least fifteen (15) days prior to the proposed record date in order to permit the Holder to exercise this Warrant on or before such record date.

           e.             In the event an adjustment in the Exercise Price or the number of shares of Common Stock issuable hereunder is made under subsection a. or b. above, and such an event does not occur, then any adjustments in the Exercise Price or number of shares of Common Stock issuable upon exercise of this Warrant that were made in accordance with such subsection a. or b. shall be re-adjusted to the Exercise Price and number of shares of Common Stock as were in effect immediately prior to the record date for such an event.

           f.             The number of shares of Common Stock deemed outstanding at any given time shall include the number of shares of Common Stock outstanding, as adjusted as provided herein, but shall not include shares owned or held by or for the account of the Company, and the disposition of any shares so owned or held will be considered an issuance or sale of Common Stock hereunder.

           g.             No adjustment of the Exercise Price shall be made if the amount of such adjustment would be less than one cent per share of Common Stock, but in such case any adjustment that otherwise would be required to be made shall be carried forward and shall be made at the time and together with the next subsequent adjustment that, together with any adjustment or adjustments so carried forward, shall amount to not less than one cent per share of Common Stock.

                    5.2          In the event of any reorganization or reclassification of the outstanding shares of Common Stock (other than a change in par value, or from no par value to par value, or from par value to no par value, or as a result of a subdivision or combination) or in the event of any consolidation or merger of the Company with another entity at any time prior to the expiration of this Warrant, the Holder shall have the right to exercise this Warrant.  Upon such exercise, the Holder shall have the right to receive the same kind and number of shares of capital stock and other securities, cash or other property as would have been distributed to the Holder upon such reorganization, reclassification, consolidation or merger.  The Holder shall pay upon such exercise the Exercise Price that otherwise would have been payable pursuant to the terms of this Warrant.  If any such reorganization, reclassification, consolidation or merger results in a cash distribution in excess of the then applicable Exercise Price, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price, and in such case the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full, and in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.  Unless the Warrant is exercised pursuant to this Section 5.2 or otherwise and there has been any such reorganization, merger or consolidation, the corporation formed by such consolidation or merger or the corporation which shall have acquired the assets of the Company shall execute and deliver a supplement hereto to the foregoing effect, which supplement shall also provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided in the Warrant.

                    5.3          If the Company shall, at any time before the expiration of this Warrant, dissolve, liquidate or wind up its affairs, the Holder shall have the right to exercise this Warrant.  Upon such exercise the Holder shall have the right to receive, in lieu of the shares of Common Stock of the Company that the Holder otherwise would have been entitled to receive, the same kind and amount of assets as would have been issued, distributed or paid to the Holder upon any such dissolution, liquidation or winding up with respect to such stock receivable upon exercise of this Warrant on the date for determining those entitled to receive any such distribution.  If any such dissolution, liquidation or winding up results in any cash distribution in excess of the Exercise Price provided by this Warrant, the Holder may, at the Holder’s option, exercise this Warrant without making payment of the Exercise Price and, in such case, the Company shall, upon distribution to the Holder, consider the Exercise Price to have been paid in full and, in making settlement to the Holder, shall deduct an amount equal to the Exercise Price from the amount payable to the Holder.

                    5.4          Upon each adjustment of the Exercise Price pursuant to Section 5 hereof, the Holder shall thereafter (until another such adjustment) be entitled to purchase, at the adjusted Exercise Price in effect on the date this Warrant is exercised, the number of shares of Common Stock, calculated to the nearest whole number of shares, determined by (a) multiplying the number of shares of Common Stock purchasable hereunder immediately prior to the adjustment of the Exercise Price by the Exercise Price in effect immediately prior to such adjustment, and (b) dividing the product so obtained by the adjusted Exercise Price in effect on the date of such exercise.  The provisions of Section 8 shall apply, however, so that no fractional share of Common Stock or fractional Warrant shall be issued upon exercise of this Warrant.

                    5.5          The Company may retain a firm of independent public accountants of recognized standing (who may be any such firm regularly employed by the Company) to make any computation required under this Section 5, and a certificate signed by such firm shall be conclusive evidence of the correctness of any computation made under this Section 5.

          6.      Notice to Holder.  So long as this Warrant shall be outstanding (a) if the Company shall pay any dividends or make any distribution upon the Common Stock otherwise than in cash or (b) if the Company shall offer generally to the holders of Common Stock the right to subscribe to or purchase any shares of any class of capital stock or securities convertible into capital stock or any similar rights or (c) if there shall be any capital reorganization of the Company in which the Company is not the surviving entity, recapitalization of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or other transfer of all or substantially all of the property and assets of the Company, or voluntary or involuntary dissolution, liquidation or winding up of the Company, then in such event, the Company shall cause to be mailed by registered or certified mail to the Holder, at least thirty (30) days prior to the relevant date described below (or such shorter period as is reasonably possible if thirty (30) days is not reasonably possible), a notice containing a description of the proposed action and stating the date or expected date on which a record of the Company’s shareholders is to be taken for the purpose of any such dividend, distribution of rights, or such reorganization, recapitalization, consolidation, merger, sale, lease or transfer, dissolution, liquidation or winding up is to take place and the date or expected date, if any is to be fixed, as of which the holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such event.

          7.      Certificate of Adjustment.  Whenever the Exercise Price or number or type of securities issuable upon exercise of this Warrant is adjusted, as herein provided, the Company shall promptly deliver to the Holder of this Warrant a certificate of an officer of the Company setting forth the nature of such adjustment and a brief statement of the facts requiring such adjustment.

          8.      No Fractional Shares.  No fractional shares of Common Stock will be issued in connection with any subscription hereunder.  In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company’s Board of Directors.

          9.      Transfer or Loss of Warrant.

                    9.1          Prior to any proposed transfer of the Securities, unless there is in effect a registration statement under the Securities Act, covering the proposed transfer, the Holder thereof shall give written notice to the Company of such Holder’s intention to effect such transfer.  Each such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall, if the Company so requests, be accompanied by an unqualified written opinion of legal counsel who shall be reasonably satisfactory to the Company addressed to the Company and reasonably satisfactory in form and substance to the Company’s counsel, to the effect that the proposed transfer of the Securities may be effected without registration under the Securities Act, whereupon the Holder of the Securities shall be entitled to transfer the Securities in accordance with the terms of the notice delivered by the Holder to the Company.  Each certificate evidencing the Securities transferred as above provided shall not bear such restrictive legends if in the opinion of counsel for the Company such legends are not required in order to establish compliance with any provisions of the Securities Act.

                    9.2          Upon receipt by the Company of evidence satisfactory to it of loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, of reasonably satisfactory indemnification, or, in the case of mutilation, upon surrender of this Warrant, the Company will execute and deliver, or instruct the Transfer Agent to execute and deliver, a new Warrant of like tenor and date and any such lost, stolen or destroyed Warrant thereupon shall become void.

          10.    Notices.  Notices and other communications to be given to the Holder shall be deemed sufficiently given if delivered by hand, or five (5) days after mailing by registered or certified mail, postage prepaid, to the Holder at c/o Catalyst Financial LLC, 100 Mill Plain Road, Danbury, Connecticut.  Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or five (5) days after mailing if mailed by registered or certified mail postage prepaid, to the Company at 131 S. Clark Drive, Tempe, AZ 85281.  A party may change the address to which notice shall be given by notice pursuant to this Section 10.

          11.    Entire Agreement and Modification.  The Company and the Holder of this Warrant hereby represent and warrant that this Warrant is intended to and does contain and embody all of the understandings and agreements, both written and oral, of the parties hereto with respect to the subject matter of this Warrant, and that there exists no oral agreement or understanding, express or implied, whereby the absolute, final and unconditional character and nature of this Warrant shall be in any way invalidated, impaired or affected.  A modification or waiver of any of the terms, conditions or provisions of this Warrant shall be effective only if made in writing and executed with the same formality of this Warrant.

          12.    Governing Law.  This Warrant shall be governed by and construed in accordance with the laws of the State of Arizona, without application of the principles of conflicts of laws.

                   IN WITNESS WHEREOF, the Company has executed this Warrant as of the 22 day of April 2005.

AMTECH SYSTEMS, INC.,
an Arizona corporation

By:	/s/ J.S. Whang

Name:	J.S. Whang
Title:	President and Chief Executive Officer

ELECTION TO PURCHASE

          TO:         AMTECH SYSTEMS, INC.

                          The undersigned hereby irrevocably elects to exercise Warrants represented by this Placement Agent Warrant to Purchase Common Stock to purchase _______________ shares of Common Stock issuable upon the exercise of such Warrants and requests that certificates for such shares and Warrants be issued in the name of:

________________________________________
(Please insert social security or other identifying number)

________________________________________
(Please print name and address)

Dated: ________________, _______
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)

EXHIBIT A

REGISTRATION RIGHTS

Mandatory Registration.

As soon as reasonably practicable after Amtech Systems, Inc. (the “Company”) becomes eligible to do so (but in no event later than 30 days after such date), the Company will prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Initial Registration Statement”, and together with any Subsequent Registration Statement (as defined below), including, in each case, the prospectus, amendments and supplements to such registration statements, including post-effective amendments, all exhibits, and all materials incorporated by reference or deemed to be incorporated by reference in such registration statements, are herein collectively referred to as the “Registration Statement”) on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Rule 415 thereunder, covering reoffers and resales of shares of common stock of the Company, par value $.01 per share (“Common Stock”), to be issued from time to time to the holders (the “Holders”) of Placement Agent Warrants upon exercise thereof (the “Registrable Common Stock”), and the Company shall use its best efforts to have the Registration Statement declared effective as soon as practicable thereafter, and in any event within 90 days after the filing of the Registration Statement.

The Company shall use its best efforts:

to keep the Registration Statement continuously effective in order to permit the prospectus to be usable by Holders for resales of the Registrable Common Stock until the earlier of (A) the sale under the Registration Statement of all the Registrable Common Stock registered thereunder and (B) all of the Registrable Stock ceasing to be Restricted Securities (as defined below) (such period being referred to herein as the “Effectiveness Period”); and

after the date on which the Registration Statement becomes effective and during the Effectiveness Period, promptly upon the request of any Holder of Registrable Common Stock, to take any action reasonably necessary to enable such Holder to use the prospectus for resales of the Registrable Common Stock, including without limitation any action necessary to identify such Holder as a selling securityholder in the Registration Statement.

          For the purposes of this Section 1(b), “Restricted Security” means any security except any such security that (i) has been registered pursuant to an effective registration statement under the Securities Act and sold in a manner contemplated by the registration statement, (ii) has been sold in compliance with Rule 144 under the Securities Act (or any successor provision thereto) or is transferable by the Holder thereof pursuant to paragraph (k) of such Rule 144 (or any successor provision thereto) or (iii) has otherwise been sold and a new security not subject to transfer restrictions under the Securities Act has been delivered by or on behalf of the Company.

If the Initial Registration Statement or any Subsequent Registration Statement ceases to be effective for any reason at any time during the Effectiveness Period (other than because all Registrable Common Stock registered thereunder has been resold pursuant thereto or has otherwise ceased to be Registrable Common Stock), the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof, and in any event shall within thirty (30) days of such cessation of effectiveness amend such Registration Statement in a manner reasonably expected to obtain the withdrawal of the order suspending the effectiveness thereof, or file an additional registration statement in connection with a Registration covering all of the securities that as of the date of such filing are Registrable Common Stock (a “Subsequent Registration Statement”).  If a Subsequent Registration Statement is filed, the Company shall use its best efforts to cause the Subsequent Registration Statement to become effective as promptly as is practicable after such filing and to keep such Subsequent Registration Statement continuously effective until the end of the Effectiveness Period.

The Company shall supplement and amend the Registration Statement if required by the Securities Act or by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement.

Registration Procedures.

The Company shall furnish to each Holder and a single counsel to the Holders, which single counsel shall be designated by the holders of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”) in accordance with Section 3(b) hereof, no fewer than five (5) business days prior to the initial filing of the Registration Statement, a copy of such Registration Statement, and shall furnish to such Holders and the single counsel, no fewer than two (2) business days prior to the filing of any amendment or supplement to the prospectus, a copy of such amendment or supplement and shall use its best efforts to reflect in each such document when so filed with the Commission such comments as such Holders and the single counsel reasonably may propose; provided, however, that the Company shall make the final decision as to the form and content of each such document.  If any such Registration Statement refers to any Holder by name or otherwise as the holder of any securities of the Company and such reference is not required by the Securities Act or any similar federal statute, then such Holder shall have the right to require the deletion of the reference to such Holder in any amendment or supplement to the Registration Statement filed or prepared subsequent to the time that such reference ceases to be required.

From the date hereof until the end of the Effectiveness Period, the Company shall (subject to Section 2(i) below) promptly take such action as may be necessary so that (i) each of the Registration Statement and any amendment thereto and the prospectus and any amendment or supplement thereto (and each report or other document incorporated by reference therein in each case) complies in all material respects with the Securities Act and the Exchange Act of 1934, as amended (the “Exchange Act”) and the respective rules and regulations thereunder, (ii) each of the Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (iii) each of the prospectus and any amendment or supplement to the prospectus does not at any time during the Effectiveness Period include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

The Company shall promptly give written notice to each Holder (which notice pursuant to clauses (ii) through (iv) hereof shall be accompanied by an instruction to suspend the use of the prospectus until the requisite changes have been made):

when the Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for such purpose;

of the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included in the Registration Statement for sale in any jurisdiction or the initiation of any proceeding for such purpose;

if changes in the Registration Statement or the prospectus are required in order that the Registration Statement and prospectus do not contain an untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the prospectus, in light of the circumstances under which they were made) not misleading, and of any request by the Commission for amendments or supplements to the Registration Statement or the prospectus included therein or for additional information.

The Company shall use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of the Registration Statement at the earliest possible time, including, to the extent necessary or appropriate for such purpose, preparing and filing a post-effective amendment or supplement to the Registration Statement or prospectus.

The Company shall furnish to each requesting Holder, without charge, at least one (1) copy of the Registration Statement and all post-effective amendments thereto, including financial statements and schedules, and, if such holder so requests in writing, all reports, other documents and exhibits that are filed with or incorporated by reference in the Registration Statement.

The Company shall, during the Effectiveness Period, deliver to each Holder, without charge, as many copies of the prospectus included in the Registration Statement (including each preliminary prospectus) and any amendment or supplement thereto as such Holder may reasonably request; and the Company consents (except during the continuance of any event described in Section 2(c)(iv) above) to the use of the prospectus and any amendment or supplement thereto by each of the Holders in connection with the offering and sale of the Registrable Common Stock covered by the prospectus and any amendment or supplement thereto during the Effectiveness Period.

Prior to any offering of the Registrable Common Stock pursuant to the Registration Statement, the Company shall (i) register or qualify or cooperate with the Holders and a single counsel for the Holders, which single counsel shall be designated by the holders of the Preferred Stock in accordance with Section 3(b) hereof, in connection with the registration or qualification of such Registrable Common Stock for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Holder may reasonably request, (ii) keep such registrations or qualifications in effect and comply with such laws so as to permit the continuance of offers and sales in such jurisdictions for so long as may be necessary to enable any Holder to complete its distribution of the Registrable Common Stock pursuant to the Registration Statement, and (iii) take any and all other actions necessary or advisable to enable the disposition in such jurisdictions of such Registrable Common Stock; provided, however, that in no event shall the Company be obligated to (A) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify but for this Section 2(g) or (B) file any general consent to service of process in any jurisdiction where it is not as of the date hereof so subject.

The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates representing the Registrable Common Stock to be sold pursuant to the Registration Statement, which certificates shall not bear any restrictive legends and shall meet the requirements of any securities exchange on which the Company’s Common Stock is then listed and which certificates shall be in such permitted denominations and registered in such names as the Holders may request in connection with the sale of Registrable Common Stock pursuant to the Registration Statement.

Upon the occurrence of any fact or event contemplated by Section 2(c)(ii)-(v) above, the Company shall (subject to the next sentence) promptly prepare a post-effective amendment or supplement to the Registration Statement or the prospectus, or any document incorporated therein by reference, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Common Stock included therein, the prospectus will not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.  If the Company notifies the Holders in accordance with clauses (ii) through (v) of Section 2(c) above to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then each Holder shall suspend the use of the prospectus until (i) such Holder has received copies of the supplemented or amended prospectus contemplated by the preceding sentence or (ii) such Holder is advised in writing by the Company that the use of the prospectus may be resumed and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus (the “Deferral Period”).  The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 2.3(i) to suspend the availability of the Registration Statement or any prospectus for one or more periods not to exceed 30 days in any 3 month period and not to exceed, in the aggregate, 90 days in any 12 month period, provided however that any Deferral Period will be for the minimum period reasonably required for the Company to prepare and file the necessary documents; and provided further that the Company agrees that it shall not suspend trading under the prospectus due to the occurrence of an event contemplated by Section 2.3(c)(iv) unless the Company shall black-out trading for all of its officers and members of its board of directors for the same period of time.

The Company shall comply in all material respects with all applicable rules and regulations promulgated under the Securities Act and the Exchange Act (the “Rules and Regulations”), and shall make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after (i) the effective date (as defined in Rule 158(c) under the Securities Act) of the Registration Statement, (ii) the effective date of each post-effective amendment to the Registration Statement, and (iii) the date of each filing by the Company with the Commission of an Annual Report on Form 10-K that is incorporated by reference in the Registration Statement, an earnings statement of the Company and its subsidiaries complying with Section 11(a) of the Securities Act and the Rules and Regulations of the Commission thereunder (including, at the option of the Company, Rule 158).

The Company shall use all reasonable best efforts to take all other steps necessary to effect the registration of the Registrable Common Stock covered by the Registration Statement contemplated hereby.

The Company shall as promptly as practicable (if reasonably requested by Holder), incorporate in a prospectus supplement or post-effective amendment to the Registration Statement such information as Holder shall, on the basis of an opinion of counsel experienced in such matters, determine to be required to be included therein and make any required filings of such prospectus supplement or such post-effective amendment; provided that the Company shall not be required to take any actions under this Section 2.3(l) that are not, in the reasonable opinion of counsel for the Company, in compliance with applicable law.

Registration Expenses.

All fees and expenses incident to the registration of the Registrable Common Stock by the Company shall be borne by it whether or not any Registration Statement is filed or becomes effective and whether or not any securities are issued or sold pursuant to any Registration Statement.  The fees and expenses referred to in the foregoing sentence shall include, without limitation, (i) all registration and filing fees (including without limitation fees and expenses (A) with respect to filings required to be made with the National Association of Securities Dealers, Inc. and (B) in compliance with securities or blue sky laws (including without limitation and in addition to that provided for in (b) below, reasonable fees and disbursements of counsel for the underwriters or counsel for the holders of Registrable Common Stock in connection with blue sky qualifications of the Registrable Common Stock)), (ii) printing expenses (including without limitation expenses of printing certificates for Registrable Common Stock and of printing prospectuses), (iii) messenger, telephone and delivery expenses, (iv) fees and disbursements of counsel for the Company and single counsel for the Holders, in accordance with the provisions of Section 3(b) hereof, (v) Securities Act liability insurance, if the Company desires such insurance, and (vi) fees and expenses of all other persons retained by the Company.  In addition, the Company shall pay its internal expenses (including without limitation all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, and the fees and expenses incurred in connection with the listing of the securities on a securities exchange.  Notwithstanding the foregoing or anything in this Agreement to the contrary, each holder of the Registrable Common Stock being registered shall pay all selling fees, discounts and commissions with respect to any Registrable Common Stock sold by it and the fees and disbursements of any counsel or other advisors or experts retained by such holders (severally or jointly), other than counsel referred to in clause (iv) above.

In connection with any registration hereunder, the Company shall reimburse the Holders for the reasonable fees and disbursements of not more than one counsel if such counsel is also the counsel for the holders of the Preferred Stock.  Each Holder hereby agrees that, to the extent permitted by the holders of the Preferred Stock, in each case in which a single counsel for the Holders is provided for in these Registration Rights, the Holders and the holders of the Preferred Stock shall be represented as a group by the same single counsel that is retained by the holders of the Preferred Stock in accordance with the registration rights of the holders of Preferred Stock.

Indemnification and Contribution.

Indemnification by the Company.

The Company shall indemnify and hold harmless each Holder and each of its officers and directors and each person who controls such Holder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such person being sometimes referred to as an “Indemnified Person”) against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in any Registration Statement or any prospectus contained therein or furnished by the Company to any Indemnified Person, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance; and

the Company hereby agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such Indemnified Person in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or prospectus, or amendment or supplement thereto, in reliance upon and in conformity with written information relating to such Indemnified Person furnished to the Company by or on behalf of such Indemnified Person expressly for use therein; provided, further, however, that the foregoing indemnity agreement with respect to any prospectus shall not inure to the benefit of any Indemnified Person who failed to deliver a final prospectus or an amendment or supplement thereto (provided by the Company to the several Indemnified Persons in the requisite quantity and on a timely basis to permit proper delivery on or prior to the relevant transaction date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the final prospectus or an amendment or supplement thereto.

Indemnification by the Holders.  Each Holder agrees, as a consequence of the inclusion of any of such Holder’s Registrable Common Stock in any Registration Statement, severally and not jointly, to (i) indemnify and hold harmless the Company, its directors, officers who sign such Registration Statement and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities to which the Company or such other persons may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in such Registration Statement or prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to such Holder furnished to the Company by or on behalf of such Holder expressly for use therein and (ii) reimburse the Company and its directors and officers who sign such Registration Statement for any legal or other expenses reasonably incurred by the Company and such directors and officers in connection with investigating or defending any such action or claim as such expenses are incurred.

Notices of Claims, Etc.  Promptly after receipt by an indemnified party under subsection (a) or (b) of this Section 4 of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 4, notify such indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under this Section 4.  In case any such action shall be brought against any indemnified party and it shall notify an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party under this Section for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation.  No indemnifying party shall, without the written consent of the indemnified party, which consent will not be unreasonably withheld, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of any indemnified party.

Contribution.  If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) of this Section 4 in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information about such indemnifying party or indemnified party supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 4(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 4(d).  The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The obligations of the Holders in this Section 4(d) to contribute shall be several in proportion to the percentage of Registrable Common Stock registered by them and not joint.

Notwithstanding any other provision of this Section 4, in no event will any Holder be required to undertake liability to any person under this Section 4 for any amounts in excess of the dollar amount of the proceeds to be received by such Holder from the sale of such Holder’s Registrable Common Stock (after deducting any fees, discounts and commissions applicable thereto) pursuant to any Registration Statement.

The obligations of the Company under this Section 4 shall be in addition to any liability that the Company may otherwise have to any Indemnified Person and the obligations of any Indemnified Person under this Section 4 shall be in addition to any liability that such Indemnified Person may otherwise have to the Company.  The remedies provided in this Section 4 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an indemnified party at law or in equity.